EXECUTION COPY



                               SECURITY AGREEMENT



          SECURITY AGREEMENT dated as of July 1, 2003, among KINDERCARE LEARNING CENTERS, INC. a Delaware corporation (the "Borrower"), the undersigned Subsidiaries of the Borrower listed on Annex A hereto (each a "Subsidiary Grantor" and, collectively, the "Subsidiary Grantors"; the Borrower and the Subsidiary Grantors, collectively, the "Grantors") and CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, the "Administrative Agent") for the lenders (the "Lenders") from time to time parties to the Revolving Credit Agreement dated as of July 1, 2003 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders, Citibank, N.A., as Letter of Credit Issuer, the Administrative Agent, Credit Suisse First Boston, acting through its Cayman Islands Branch, as Syndication Agent, and UBS AG, Cayman Islands Branch, as Documentation Agent.

                              W I T N E S S E T H:

          WHEREAS, (a) pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower and the Letter of Credit Issuer has agreed to issue Letters of Credit for the account of the Borrower (collectively, the "Extensions of Credit") upon the terms and subject to the conditions set forth therein and (b) one or more Lenders or affiliates of Lenders may from time to time enter into Hedge Agreements with the Borrower;

          WHEREAS, (a) each Subsidiary Grantor is a Domestic Subsidiary of the Borrower and (b) each Subsidiary Grantor has, pursuant to the Guarantee dated as of the date hereof, unconditionally and irrevocably guaranteed, as primary obligor and not merely as surety, to the Administrative Agent, for the ratable benefit of the Secured Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations;

          WHEREAS, the proceeds of the Extensions of Credit will be used in part to enable the Borrower to make valuable transfers to the Subsidiary Grantors in connection with the operation of their respective businesses;

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          WHEREAS, the Borrower and the Subsidiary Grantors are engaged in related businesses and each Grantor will derive substantial direct and indirect benefit from the making of the Extensions of Credit; and

          WHEREAS, it is a condition precedent to the obligation of the Lenders and the Letter of Credit Issuer to make their respective Extensions of Credit to the Borrower under the Credit Agreement that the Borrower and the Subsidiary Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Secured Parties;

          NOW, THEREFORE, in consideration of the premises and to induce the Agents, the Lenders and the Letter of Credit Issuer to enter into the Credit Agreement and to induce the Lenders and the Letter of Credit Issuer to make their respective Extensions of Credit to the Borrower under the Credit Agreement and to induce one or more Lenders or affiliates of Lenders to enter into Hedge Agreements with the Borrower, the Grantors hereby agree with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:

          1. Defined Terms.

          1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and all terms defined in the Uniform Commercial Code from time to time in effect in the State of New York (the "NY UCC") and not defined herein shall have the meanings specified therein; the term "instrument" shall have the meaning specified in Article 9 of the NY UCC.

          (b) As used in this Agreement, the following terms have the meanings specified below:

          "Account Debtor" means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

          "Administrative Agent" has the meaning assigned to such term in the recitals hereto.

          "Agreement" means this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "Closing Perfection Certificate" has the meaning assigned to such term in Section 3.3.

          "Collateral" has the meaning assigned to such term in Section 2.

          "Collateral Account" means any collateral account established by the Administrative Agent as provided in Section 5.3 or Section 8.2.

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          "Copyright License" means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor (including all Copyrights) or that any Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of any Grantor under any such agreement, including those listed on Schedule 1.

          "copyrights" means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (i) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (ii) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office.

          "Copyrights" means all copyrights now owned or hereafter acquired by any Grantor, including those listed on Schedule 2.

          "Grantor" has the meaning assigned to such term in the recitals hereto.

          "Indemnitee" means the Secured Parties and their respective officers, directors, trustees, affiliates and controlling persons.

          "Intellectual Property" means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing, provided that the term "Intellectual Property" shall not include any of the foregoing owned by or licensed or sublicensed from any third party (other than the Borrower or any Subsidiary of the Borrower) to the extent the grant by any Grantor of a security interest in its rights, title and interest therein (x) is prohibited by the terms thereof or by the contract, agreement or instrument pursuant to which such rights, title or interest was acquired by such Grantor without the consent of any or all other parties thereto or (y) would give any other party to any such contract, agreement or instrument the right to terminate its obligations thereunder.

          "License" means any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any Grantor is a party.

          "NY UCC" has the meaning assigned to such term in Section 1.1(a).

          "Obligations" means the collective reference to (i) the due and punctual payment of (x) the principal of and premium, if any, and interest at the applicable rate provided in the Credit Agreement (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether

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allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (y) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements made by the Letter of Credit Issuer, interest thereon and obligations to provide cash collateral in connection therewith, and (z) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower or any other Credit Party to any of the Secured Parties under the Credit Agreement and the other Credit Documents, (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Credit Documents, (iii) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each other Credit Party under or pursuant to this Agreement or the other Credit Documents, and (iv) unless otherwise agreed in writing by the applicable Lender (or affiliate of a Lender) party thereto, the due and punctual payment and performance of all obligations of each Credit Party under each Hedge Agreement that (x) is in effect on the Closing Date with a counterparty that is a Lender or an affiliate of a Lender as of the Closing Date or (y) is entered into after the Closing Date with any counterparty that is a Lender or an affiliate of a Lender at the time such Hedge Agreement is entered into.

          "Patent License" means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor (including all Patents) or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement, including those listed on
Schedule 3.

          "patents" means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

          "Patents" means all patents now owned or hereafter acquired by any Grantor, including those listed on Schedule 4.

          "Permitted Liens" means (a) the Lien created by this Agreement, (b) Liens permitted by Sections 10.2(a), (b) or (d)(y) of the Credit Agreement, (c) to the extent permitted by Sections 10.1(j) or 10.1(k) of the Credit Agreement, Liens permitted by

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Sections 10.2(f) or 10.2(g)(ii) of the Credit Agreement and (d) to the extent replacing, extending or renewing any of the foregoing, Liens permitted by
Section 10.2(h) of the Credit Agreement.

          "Secured Parties" means (i) the Lenders, (ii) the Letter of Credit Issuer, (iii) the Swingline Lender, (iv) the Administrative Agent, (v) the Syndication Agent, (vi) the Documentation Agent, (vii) each counterparty to a Hedge Agreement entered into with the Borrower the obligations under which constitute Obligations, (viii) the beneficiaries of each indemnification obligation undertaken by any Credit Party under any Credit Document and (ix) any successors, indorsees, transferees and assigns of each of the foregoing.

          "Security Interest" has the meaning assigned to such term in Section
2.

          "Trademark License" means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor (including any Trademark) or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement, including those listed on Schedule 5.

          "trademarks" means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, (ii) all goodwill associated therewith or symbolized thereby and (iii) all other assets, rights and interests that uniquely reflect or embody such goodwill.

          "Trademarks" means all trademarks now owned or hereafter acquired by any Grantor, including those listed on Schedule 6 hereto.

          1.2 Other Definitional Provisions. (a) References to "Lenders" in this Agreement shall be deemed to include affiliates of Lenders that may from time to time enter into Hedge Agreements with the Borrower.

          (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to Sections of this Agreement unless otherwise specified. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

          (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

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          2. Grant of Security. (a) As collateral security for the payment and performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Administrative Agent, for the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest (the "Security Interest") in all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, with respect to each Grantor, the "Collateral"):

          (i) all Accounts;

          (ii) all Collateral Accounts;

          (iii) all Intellectual Property;

          (iv) all books and records pertaining to the Collateral; and

          (v) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

          (b) Each Grantor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor. Each Grantor agrees to provide such information to the Administrative Agent promptly upon request.

          Each Grantor also ratifies its authorization for the Administrative Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

          The Administrative Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Administrative Agent as secured party.

          The Security Interests are granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

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          3. Representations and Warranties. Each Grantor hereby represents and warrants, as to itself and the Collateral in which the Security Interest is created hereunder, that:

          3.1 Title; No Other Liens. Except for Permitted Liens, such Grantor owns each item of the Collateral free and clear of any and all Liens. No Grantor has filed or consented to the filing of any security agreement, financing statement or other public notice with respect to all or any part of such Collateral is on file or of record in any public office, except such as have been filed, pursuant to this Agreement, in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, or in respect of Permitted Liens. For the avoidance of doubt, it is understood and agreed that as part of the Grantors' business, any Grantor may grant non-exclusive licenses to third parties to use Intellectual Property owned or developed by a Grantor and that such non-exclusive licenses do not constitute Liens on such Intellectual Property.

          3.2 Authority. Each Grantor has full power and authority to grant to the Administrative Agent the security interest in the Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained.

          3.3 Enforceable Obligation; Perfected, First Priority Security Interests. (a) This Agreement constitutes a legal, valid and binding obligation of each Grantor, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and subject to general principles of equity.

          (b) The Perfection Certificate dated the Closing Date and delivered pursuant to Section 6.1 of the Credit Agreement (the "Closing Perfection Certificate") has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete as of the date hereof.

          (c) Subject to Section 4.3(b), the Security Interests granted pursuant to this Agreement (i) upon (x) completion of the filings, registrations and recordings specified in Section 3 of the Closing Perfection Certificate (as such information is updated pursuant to the certificates delivered pursuant to
Section 9.1(d)) in each governmental, municipal or other office specified in
Section 4 of the Perfection Certificate to the extent that a security interest may be perfected by such filings, registrations and recordings, and (y) completion of the filing, registration and recording of a fully executed agreement in the form hereof (or a supplement hereto) and containing a description of all Collateral constituting Intellectual Property in the United Stated Patent and Trademark Office within the three-month period (commencing as of the date hereof) or, in the case of

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Collateral constituting Intellectual Property acquired after the date hereof, thereafter pursuant to 35 USC ss.261 and 15 USC ss.1060 and the regulations thereunder with respect to United States Patents and United States registered Trademarks and in the United States Copyright Office within the one-month period (commencing as of the date hereof) or, in the case of Collateral constituting Intellectual Property acquired after the date hereof, thereafter with respect to Unites States registered Copyrights pursuant to 17 USC ss.205 and the regulations thereunder and otherwise as may be required pursuant to the laws of any other necessary jurisdiction to the extent that a security interest may be perfected by such filings, registrations and recordings, shall constitute perfected Security Interests in the Collateral in favor of the Administrative Agent for the ratable benefit of the Secured Parties and (ii) are prior to all other Liens (other than Permitted Liens) on the Collateral.

          3.4 Accounts. Set forth opposite the name of such Grantor in Section 2 of the Closing Perfection Certificate is the place where such Grantor maintains any books or records relating to any Accounts as of the Closing Date.

          4. Covenants. Each Grantor covenants and agrees with the Administrative Agent, for the benefit of the Secured Parties, that, from and after the date of this Agreement until this Agreement is terminated and the Security Interests created hereby are released:

          4.1 Delivery of Instruments. If an Event of Default shall have occurred and be continuing and if any amount payable under or in connection with any of the Collateral owned by such Grantor shall be or become evidenced by any promissory note, other instrument or Chattel Paper, upon the request of the Administrative Agent, such promissory note, instrument or Chattel Paper shall be promptly delivered to the Administrative Agent, duly indorsed in a manner reasonably satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement, provided that the Grantors shall only be obligated to deliver to the Administrative Agent any such promissory notes, instruments or Chattel Paper to the extent that the aggregate face amount of all such promissory notes, instruments and Chattel Paper held by all Grantors at such time exceeds $500,000 (in which case the Grantors shall deliver all such promissory notes, instruments and Chattel Paper to the Administrative Agent).

          4.2 Maintenance of Insurance. Each Grantor shall maintain insurance policies in accordance with the requirements of Section 9.3 of the Credit Agreement.

          4.3 Maintenance of Perfected Security Interest; Further Documentation.
(a) Each Grantor shall cause all filings and other actions contemplated by
Section 3.3(c) to be taken. Subject to Section 4.3(b), each Grantor shall maintain the Security Interests created by this Agreement as first priority, perfected security interests subject only to Permitted Liens and shall defend such security interests against all claims and demands of all persons whomsoever (other than those pursuant to Permitted Liens).

          (b) For the avoidance of doubt, it is understood and agreed that no filings, registrations, recordings or other actions have been made or, unless requested to be made by the Administrative Agent pursuant to Section 4.3(c), will be required to be made with respect to the perfection of Security Interests in any Collateral in any jurisdiction outside of the United States.

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          (c) Upon the request of the Administrative Agent, each Grantor will execute, acknowledge, deliver and cause to be duly filed any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any applicable law, or that the Administrative Agent or the Required Lenders may reasonably request, in order to effectuate the transactions contemplated by this Agreement and in order to grant, preserve, protect and perfect the validity and priority (other than with respect to rights of Persons pursuant to Permitted Liens) of the Security Interests created or intended to be created by this Agreement or to enable the Administrative Agent to exercise and enforce its rights and remedies with respect to any Collateral, including the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby, all at the expense of such Grantor.

          4.4 Changes in Locations, Name, etc. Each Grantor will furnish to the Administrative Agent 15 days prior written notice of any change (i) in its legal name, (ii) in its jurisdiction of incorporation or organization, (iii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it (including the establishment of any such new office), (iv) in its identity or type of organization or corporate structure or (v) in its Federal Taxpayer Identification Number or organizational identification number. Each Grantor agrees promptly to provide the Administrative Agent with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected first-priority security interest in all the Collateral other than with respect to rights of Persons pursuant to Permitted Liens. Each Grantor also agrees promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

          4.5 Notices. A Grantor shall advise the Administrative Agent promptly in reasonable detail, at its address set forth in Section 13.2 of the Credit Agreement, of:

          (a) any Lien of which it has knowledge (other than the Security Interests created hereby or Permitted Liens) on any material portion of the Collateral; and

          (b) the occurrence of any other event that could reasonably be expected to have a material adverse effect on the Security Interests created hereby or on the aggregate value of (i) the Collateral and (ii) all other Collateral (as such term is defined in the Credit Agreement) of the Borrower and its Subsidiaries taken as a whole.

          4.6 Administrative Agent's Liabilities and Expenses; Indemnification.
(a) Notwithstanding anything to the contrary provided herein, the Administrative Agent assumes no liabilities with respect to any claims regarding each Grantor's ownership (or purported ownership) of, or rights or obligations (or purported rights or obligations) arising from, the Collateral or any use (or actual or alleged misuse) whether arising out of

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any past, current or future event,
circumstance, act or omission or otherwise, or any claim, suit, loss, damage, expense or liability of any kind or nature arising out of or in connection with the Collateral or the production, marketing, delivery, sale or provision of goods or services under or in connection with any of the Collateral. All of such liabilities shall, as between the Administrative Agent and the Grantors, be borne exclusively by the Grantors.

          (b) Each Grantor hereby agrees to pay all expenses of the Administrative Agent and to indemnify the Administrative Agent with respect to any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable and documented fees, disbursements and other charges of counsel, with respect to this Agreement or the Collateral, in each case to the extent the Borrower is required to do so pursuant to Section 13.5 of the Credit Agreement.

          (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. Without prejudice to the survival of any other agreements contained herein, all indemnification and reimbursement obligations contained herein shall survive the payment in full in cash of the Obligations, the expiration of the Letters of Credit and the termination of the Commitments or this Agreement.

          4.7 Transfers and Other Liens. Each Grantor shall not (i) sell or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral, except for the Lien under this Agreement and except for Permitted Liens, provided that in the event such Grantor sells or otherwise disposes of Collateral in a manner permitted by the Credit Agreement, the Administrative Agent shall release such Collateral free and clear of the Lien under this Pledge Agreement concurrently with the consummation of such sale. Notwithstanding the foregoing, each Grantor may use and dispose of the Collateral in any lawful manner not in violation of the provisions of this Agreement, the Credit Agreement or any other Credit Document unless the Administrative Agent shall, after an Event of Default shall have occurred, notify such Grantor not to sell, convey, lease, assign, transfer or otherwise dispose of any such Collateral other than any transfers between the Borrower or a Subsidiary that is a Grantor.

5.      Provisions Relating to Accounts.

          5.1 Grantors Remain Liable under Accounts. Anything herein to the contrary notwithstanding, (a) no Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Secured Party of any payment relating to such Account pursuant hereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or

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to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times and (b) in furtherance of clause
(a) each Grantor acknowledges and agrees that it shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account.

          5.2 Analysis of Accounts. The Administrative Agent shall have the right upon the occurrence and during the continuance of an Event of Default to make test verifications of the Accounts in any manner and through any medium that it considers reasonably advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may reasonably require in connection with such test verifications. At any time and from time to time upon the occurrence and during the continuance of an Event of Default, upon the Administrative Agent's reasonable request and at the expense of each Grantor, each Grantor shall cause independent public accountants or others reasonably satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent in its own name or in the name of others may communicate with Account Debtors on the Accounts to verify with them to the Administrative Agent's reasonable satisfaction the existence, amount and terms of any Accounts. The Administrative Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

          5.3 Collections on Accounts. (a) The Administrative Agent hereby authorizes each Grantor to collect such Grantor's Accounts, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If requested in writing by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, when collected by a Grantor during the continuance of such an Event of Default, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of and on terms and conditions reasonably satisfactory to the Administrative Agent, subject to withdrawal by the Administrative Agent as provided in Section 8.3, and (ii) until so turned over, shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor.

          (b) At the Administrative Agent's reasonable request after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the material agreements and material transactions that gave rise to the Accounts, including all original orders, invoices and shipping receipts.

          5.4 Other Covenants. (a) Upon the occurrence and during the continuance of an Event of Default, a Grantor shall not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon if the Administrative Agent shall have instructed the Grantors in writing not to grant or make any such extension, credit, discount, compromise, or settlement under any circumstances during the continuance of such Event of Default.

          6. Provisions Relating to Contracts.

          6.1 Grantors Remain Liable under Contracts. Anything herein to the contrary notwithstanding, (a) no Secured Party shall have any obligation or liability under any contract, agreement or instrument relating to the Collateral by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any other such Secured Party of any payment thereunder pursuant hereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any such contract, agreement or instrument, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any such contract, agreement or instrument, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times and (b) in furtherance of clause (a), each Grantor acknowledges and agrees that it shall remain liable under each contract, agreement or instrument relating to the Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof.

          6.2 Communication With Contracting Parties. Upon the occurrence and during the continuance of an Event of Default and after the Grantors shall have received written notice from the Administrative Agent of its intent to do so, the Administrative Agent in its own name or in the name of others may communicate with parties to each contract, agreement or instrument relating to the Collateral to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any such contract, agreement or instrument. The Administrative Agent shall have the absolute right to share any information it gains from such communications with any Secured Party.

          7. Provisions Relating to Intellectual Property.

          7.1 Maintenance of Intellectual Property. Each Grantor will take all reasonable steps to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect. Each Grantor agrees that it will not do any act or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act or omitting to do any act) whereby any Patent, Trademark or Copyright that is material to the conduct of such Grantor's business may become invalidated or prematurely (after any steps to renew or extend such Grantor's rights therein available under applicable law have been taken) dedicated to the public, except to the extent that such act or omission could not reasonably be expected to have a Material Adverse Effect. Each Grantor agrees that it will not knowingly use or knowingly permit its licensees and sublicensees to use any Patent, Trademark or Copyright that is material to the conduct of such Grantor's business in violation of any third party rights, except to the extent that such use or permission could not reasonably be expected to have a Material Adverse Effect.

          7.2 Notice of Filing. Whenever any Grantor, either itself or through any agent, employee, licensee or designee, files an application with respect to any Patent, Trademark or Copyright material to the conduct of such Grantor's business (or with respect to the registration of any Trademark or Copyright material to the conduct of such Grantor's business) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent promptly thereafter. Whenever any Grantor, either itself or through any agent, employee, licensee or designee, files an application with respect to any Patent, Trademark or Copyright other than any Patent, Trademark or Copyright material to the conduct of such Grantor's business (or with respect to the registration of any Trademark or Copyright other than any Trademark or Copyright material to the conduct of such Grantor's business) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent at the time of the next delivery of the financial statements provided for in Sections 9.1(a) and
(b) of the Credit Agreement. Upon the written request of the Administrative Agent, each Grantor shall execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's Security Interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Administrative Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

          7.3 Licensor Consents. Upon and during the continuance of an Event of Default and after receipt of written notice from the Administrative Agent, each Grantor shall use its best efforts to obtain all requisite consents or approvals from the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor's right, title and interest thereunder to the Administrative Agent or its designee.

          7.4 Grant of License to Use Intellectual Property. For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement, effective as of the occurrence and during the continuance of an Event of Default, each Grantor hereby grants to the Administrative Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor (except to the extent that the granting of such license would violate the terms of any license existing on the date hereof, as such terms exist on the date hereof, granting a Grantor any right under any Intellectual Property now or hereafter owned by any third party) and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

          8. Remedies. If any Event of Default shall have occurred and be continuing:

          8.1 Notice to Account Debtors. Upon the written request of the Administrative Agent, a Grantor shall notify Account Debtors on the Accounts and parties to each contract, agreement or instrument relating to such Accounts that the Accounts have been assigned to the Administrative Agent for the ratable benefit of the Secured Parties and that payments in respect thereof during the continuance of such an Event of Default shall be made directly to the Administrative Agent.

          8.2 Proceeds to be Turned Over To Administrative Agent. In addition to the rights of the Administrative Agent and the Secured Parties specified in
Section 5.3 with respect to payments of Accounts, all Proceeds of any Collateral received by a Grantor consisting of cash, checks and other near-cash items shall upon the Administrative Agent's written request be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor, and shall, upon the Administrative Agent's written request (it being understood that the exercise of remedies by the Secured Parties in connection with an Event of Default under Section 11.5 of the Credit Agreement shall be deemed to constitute a request by the Administrative Agent for the purposes of this sentence) be forthwith, upon receipt by such Grantor, turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under the sole dominion and control of and on terms and conditions reasonably satisfactory to the Administrative Agent. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Secured Parties) shall, subject to Section 8.3, continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 8.3.

          8.3 Application of Proceeds. The Administrative Agent shall apply the proceeds of any collection or sale of the Collateral at any time after receipt as follows:

          (a) first, to the payment of all costs and expenses incurred by the Administrative Agent in connection with such collection or sale or otherwise in connection with this Agreement, the other Credit Documents or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Credit

Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Credit Document;

          (b) second, to the Secured Parties, an amount equal to all Obligations owing to them on the date of any such distribution and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the unpaid amounts thereof; and

          (c) third, any surplus then remaining shall be paid to the Grantors or their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

Upon any sale of the Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

          8.4 Code Remedies. The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the NY UCC (whether or not the NY UCC applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange broker's board or at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, at such price or prices and upon such other terms as are commercially reasonable irrespective of the impact of any such sales on the market price of the Collateral. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Administrative Agent or any Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, and the Administrative Agent or such Secured Party may subject to (x) the satisfaction in full in cash of all payments due pursuant to Section 8.3(a), and (y) the ratable satisfaction of the Obligations in accordance with Section 8.3(b) pay the purchase price by crediting the amount thereof against the Obligations. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Grantor hereby waives any claim against the Administrative Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree.

          9. Amendments, etc. with Respect to the Obligations; Waiver of Rights. Each Grantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Grantor and without notice to or further assent by any Grantor, (a) any demand for payment of any of the Obligations made by the Administrative Agent or any Secured Party may be rescinded by such party and any of the Obligations continued, (b) the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Secured Party, (c) the Credit Agreement, the other Credit Documents, the Letters of Credit and any other documents executed and delivered in connection therewith and the Hedge Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be, or, in the case of any Hedge Agreement, the party thereto) may deem advisable from time to time, and (d) any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Agreement or any property subject thereto. When making any demand hereunder against any Grantor, the Administrative Agent or any Secured Party may, but shall be under no obligation to, make a similar demand on the Borrower or any other Grantor or pledgor, and any failure by the Administrative Agent or any Secured Party to make any such demand or to collect any payments from the Borrower or any other Grantor or pledgor or any release of the Borrower or any other Grantor or pledgor shall not relieve any Grantor in respect of which a demand or collection is not made or any Grantor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Secured Party against any Grantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          10. Administrative Agent Appointed Attorney-in-Fact.

          10.1 Powers. Each Grantor hereby appoints, which appointment is irrevocable and coupled with an interest, the Administrative Agent as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, to take any action and to execute any instrument, in each case after the occurrence and during the continuance of an Event of Default, that the Administrative Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, such Grantor hereby gives the Administrative Agent the power and right, on behalf of such

Grantor either in the Administrative Agent's name or in the name of such Grantor or otherwise, without assent by such Grantor, to do the following upon the occurrence and during the continuance of an Event of Default and after written notice by the Administrative Agent of its intent to do so:

          (a) to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Account or with respect to any other Collateral whenever payable;

          (b) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Secured Parties' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

          (c) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral (other than Permitted Liens), to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof;

          (d) to execute, in connection with any sale provided for in Section
8.4 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;

          (e) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

          (f) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;

          (g) to sign and indorse any invoices, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral;

          (h) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral;

          (i) to defend any suit, action or proceeding brought against any Grantor with respect to any Collateral;

          (j) to settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate;

          (k) to assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions and in such manner as the Administrative Agent shall in its sole discretion determine; and

          (l) generally, to use, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent's option and at the expense of such Grantor, at any time or from time to time, all acts and things that the Administrative Agent reasonably deems necessary to protect, preserve or realize upon such Collateral and the Administrative Agent's and the Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 10.1 to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 10.1 unless an Event of Default has occurred and is continuing.

          10.2 Performance by Administrative Agent of Grantor's Obligations. If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

          10.3 Ratification. Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

          10.4 Grantor's Reimbursement Obligation. The expenses of the Administrative Agent reasonably incurred in connection with actions undertaken as provided in this Section 10, together with interest thereon at a rate per annum equal to the default rate of interest set forth in clause (y) of Section 2.8(c) of the Credit Agreement, from and including the date payment is demanded by the Administrative Agent to but excluding the date reimbursed by such Grantor, shall be payable by the applicable Grantor to the Administrative Agent on demand.

          11. The Administrative Agent's Duties. The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession under Section 9-207 of the NY UCC or otherwise and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment in the same manner to that which the Administrative Agent accords its own property.

          12. Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the other Secured Parties with full and valid authority so to act or refrain from acting and no Grantor shall be under any obligation or have any entitlement to make any inquiry regarding such authority.

          13. Security Interest Absolute. All rights of the Administrative Agent hereunder, the security interest and all obligations of the Grantors hereunder shall be absolute and unconditional.

          14. Continuing Security Interest; Assignments Under the Credit Agreement; Release. (a) This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Grantor and the successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Secured Parties, and their respective successors, indorsees, transferees and assigns, until (x) all the Obligations shall have been satisfied by payment in full, (y) the Commitments shall be terminated and
(z) no Letters of Credit shall be outstanding, notwithstanding that from time to time during the term of the Credit Agreement and any Hedge Agreement the Credit Parties may be free from any Obligations; upon clauses (x), (y) and (z) being satisfied, the Collateral shall be released from the Liens created hereby, all rights to the Collateral shall revert to the Grantors and this Agreement and all obligations (other than those expressly stated to survive such termination either herein or in any other Credit Document) of the Administrative Agent and each Grantor shall terminate, all without delivery of any instrument or performance of any act by any party.

          (b) A Subsidiary Grantor shall automatically be released from its obligations hereunder, the Security Interest in the Collateral of such Subsidiary Grantor shall be automatically released and all rights to the Collateral granted hereunder by such Subsidiary Grantor shall revert to such Subsidiary Grantor upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Grantor ceases to be a Domestic Subsidiary of the Borrower, all without delivery of any instrument or performance of any act by any party.

          (c) Upon any sale, disposition or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 13.1 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released and such Collateral shall be sold free and clear of the Lien and Security Interest created hereby.

          (d) In connection with any termination or release pursuant to paragraph (a), (b) or (c), at the request of any Grantor, the Administrative Agent shall execute and deliver to any Grantor, at such Grantor's expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this
Section 14 shall be without recourse to or warranty by the Administrative Agent.

          15. Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other Credit Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other Credit Party or any substantial part of its property, or otherwise, all as though such payments had not been made.

          16. Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Subsidiary Grantor shall be addressed to such Subsidiary Grantor at the notice address set forth under its signature below.

          17. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or other electronic transmission) and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Agreement signed by all the parties hereto shall be lodged with the Administrative Agent and the Borrower.

          18. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          19. Integration. This Agreement and the other Credit Documents represent the agreement of each Grantor and the Administrative Agent and the Secured Parties with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Secured Party relative to the subject matter hereof not reflected herein or therein.

          20. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Grantor and the Administrative Agent in accordance with Section 13.1 of the Credit Agreement.

          (b) Neither the Administrative Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 20(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Secured Party, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. A waiver by the Administrative Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent or any Secured Party would otherwise have on any future occasion.

          (c) The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          21. Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          22. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Secured Parties and their successors and assigns, except that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

          23. WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE ADMINISTRATIVE AGENT AND EACH SECURED PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT OR ANY LETTER OF CREDIT AND FOR ANY COUNTERCLAIM THEREIN.

          24. Submission to Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

          (i) submits for itself and its property in any legal action or proceeding relating to this Agreement, any other Credit Document or any Letter of Credit, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

          (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 16 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

          (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 24 any special, exemplary, punitive or consequential damages.

          25. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          26. Additional Grantors. Pursuant to Section 9.13 of the Credit Agreement, (a) any Domestic Subsidiary (other than any Unrestricted Subsidiary, Acquisition Subsidiary, Real Estate Financing Entity or, to the extent permitted pursuant to Sections 10.1(j) or 10.1(k) of the Credit Agreement, any Restricted Subsidiary or any acquired Person (as defined in Section 10.1(k) of the Credit Agreement)) formed or otherwise purchased or acquired after the date of this Agreement and (b) any Subsidiary that is not a Domestic Subsidiary on the date of this Agreement but subsequently becomes a Domestic Subsidiary (other than any Unrestricted Subsidiary, Acquisition Subsidiary or Real Estate Financing Entity) is required, in each case promptly after such formation, purchase, acquisition or transformation, (i) to execute a supplement to this Agreement, substantially in the form of Exhibit B hereto, in order to become a Subsidiary Grantor and
(ii) to file, register or record (or deliver to the Administrative Agent for filing, registration or recording) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to (x) create the Liens intended to be created by this Agreement and (y) perfect such Liens to the extent required by, and with the priority required by, this Agreement. Upon execution and delivery by the Administrative Agent and any such Subsidiary of an instrument substantially in the form of Annex B hereto, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor hereunder. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

          IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                                        KINDERCARE LEARNING CENTERS, INC.,

                                        By: /s/ EVA M. KRIPALANI
                                            ------------------------------------
                                            Name: Eva M. Kripalani
                                            Title: Senior Vice President
                                                   and General Counsel


                                        EACH SUBSIDIARY GRANTOR LISTED ON
                                        ANNEX A HERETO

                                        By: /s/ EVA M. KRIPALANI
                                            ------------------------------------
                                            Name: Eva M. Kripalani
                                            Title: Senior Vice President
                                                   and General Counsel

                                        Address for Notices for each Grantor:

                                        650 NE Holladay, Suite 1400
                                        Portland, OR 97232
                                        Attention: Eva Kripalani, Esq.
                                        Fax:  (503) 872-1391

                                        With a copy to:

                                        KINDERCARE LEARNING CENTERS, INC.,
                                        In care of Kohlberg Kravis Roberts
                                          & Co., L.P.
                                        9 West 57th Street
                                        New York, NY  10019
                                        Attention: Scott Nuttall
                                        Fax:  212-750-0003

                                        Signature Page to KinderCare Security
                                        Agreement


                                        CITICORP NORTH AMERICA, INC., as
                                        Administrative Agent,

                                           by /s/ EDWARD T. CROOK
                                              ----------------------------------
                                              Name: Edward T. Crook
                                              Title: Managing Director & VP

                                                                      SCHEDULE 1
                                                       TO THE SECURITY AGREEMENT



                               COPYRIGHT LICENSES



          None.

                                                                      SCHEDULE 2
                                                       TO THE SECURITY AGREEMENT



                                   COPYRIGHTS

                                                        Registration
Registered Owner/Grantor     Title                      Number
---------------------------- -------------------------- ----------------
KinderCare Learning          Welcome to Learning:       TX 5-045-420
Centers, Inc.                More About Babies and
                             Toddlers
---------------------------- -------------------------- ----------------
KinderCare Learning          More About Schoolagers     TX 5-020-132
Centers, Inc.
---------------------------- -------------------------- ----------------
KinderCare Learning          KinderCare's Guide to      TX 5-020-131
Centers, Inc.                Completing the Child
                             Development Associate
---------------------------- -------------------------- ----------------
KinderCare Learning          Let's Move, Let's Play     TX 4-367-116
Centers, Inc.
---------------------------- -------------------------- ----------------
KinderCare Learning          Let's Move, Let's Play!    TX 4-260-899
Centers, Inc.                Developmentally
                             Appropriate Movement and
                             Classroom Activities for
                             Preschool Children
---------------------------- -------------------------- ----------------
KinderCare Learning          Your KinderCare            TX 4-260-898
Centers, Inc.                Classroom: Creating
                             Interesting Places for
                             Learning
---------------------------- -------------------------- ----------------
KinderCare Learning          Feed Me Fun                TX 4-288-001
Centers, Inc.
---------------------------- -------------------------- ----------------
KinderCare Learning          Watch it Fall Into         Pending
Centers, Inc.                Place:  Your Guide to a
                             Successful Fall
                             Enrollment
---------------------------- -------------------------- ----------------
KinderCare Learning          Reaching for Social        TX 5-279-730
Centers, Inc.                Sensitivity
---------------------------- -------------------------- ----------------
KinderCare Learning          Whole Language:            Pending
Centers, Inc.                Instructing the Whole
                             Child
---------------------------- -------------------------- ----------------
KinderCare Learning          The 15 goals of             TX 861-564
Centers, Inc.                Kinder-Care's Education
                             Programs
---------------------------- -------------------------- ----------------
KinderCare Learning          Playscapes at              TX 5-020-133
Centers, Inc.                KinderCare:  An Action
                             Training Guide
---------------------------- -------------------------- ----------------
KinderCare Learning          Preschool at KinderCare    Pending
Centers, Inc.                (13 manuals)
---------------------------- -------------------------- ----------------
KinderCare Learning          Summer Explorations        Pending
Centers, Inc.                curriculum manuals
---------------------------- -------------------------- ----------------
KC Distance Learning, Inc.   Earth Science              TX 4287335
---------------------------- -------------------------- ----------------
KC Distance Learning, Inc.   Life Science               TX 4290882
---------------------------- -------------------------- ----------------
KC Distance Learning, Inc.   You & Your Health          TX 4008098
---------------------------- -------------------------- ----------------

                                                                      SCHEDULE 3
                                                       TO THE SECURITY AGREEMENT



                                 PATENT LICENSES



          None.

                                                                      SCHEDULE 4
                                                       TO THE SECURITY AGREEMENT



                                     PATENTS



          None

                                                                      SCHEDULE 5
                                                       TO THE SECURITY AGREEMENT



                               TRADEMARK LICENSES



          None

                                                                      SCHEDULE 6
                                                       TO THE SECURITY AGREEMENT



                                   TRADEMARKS


Domestic Trademarks

Registered                                           Registration  Application
Owner/Grantor          Trademark                     No.           No.
-------------------    ----------------------------  ------------  -----------

KinderCare Learning    DESIGN                        1,345,219
Centers, Inc.

KinderCare Learning    DESIGN                        1,425,219
Centers, Inc.

KinderCare Learning    DESIGN                        1,793,070
Centers, Inc.

KinderCare Learning    FEED ME FUN                   2,075,223
Centers, Inc.

KinderCare Learning    FUN-VENTIONS                  2,121,660
Centers, Inc.

KinderCare Learning    KC IMAGINATION HIGHWAY        2,082,421
Centers, Inc.

KinderCare Learning    KC IMAGINATION HIGHWAY        2,155,322
Centers, Inc.          [INCLUDING DESIGN]

KinderCare Learning    KID'S CHOICE                                74/425,362
Centers, Inc.

KinderCare Learning    KID'S CHOICE [INCLUDING                     74/425,361
Centers, Inc.          DESIGN]

KinderCare Learning    KINDER BEAR                   1,513,719
Centers, Inc.

KinderCare Learning    KINDERACADEMY                               76/346,892
Centers, Inc.

KinderCare Learning    KINDERCAMPUS                                76/347,007
Centers, Inc.

KinderCare Learning    KINDERCARE                    1,224,603
Centers, Inc.

KinderCare Learning    KINDERCARE                    1,594,176
Centers, Inc.

KinderCare Learning    KINDERCARE                    1,905,371
Centers, Inc.

KinderCare Learning    KINDERCARE [INCLUDING         1,142,919
Centers, Inc.          DESIGN]

KinderCare Learning    KINDERCARE [INCLUDING         1,238,509
Centers, Inc.          DESIGN]

KinderCare Learning    KINDERCARE [INCLUDING         1,859,542
Centers, Inc.          DESIGN]

Registered                                           Registration  Application
Owner/Grantor          Trademark                     No.           No.
-------------------    ----------------------------  ------------  -----------

KinderCare Learning    KINDERCARE AT WORK            1,580,750
Centers, Inc.

KinderCare Learning    KINDERCARE'S COMPUTER CLUB    2,140,676
Centers, Inc.

KinderCare Learning    KINDERCARE'S COMPUTER CLUB    2,163,614
Centers, Inc.          [INCLUDING DESIGN]

KinderCare Learning    KINDERGARTEN AT KINDERCARE....2,308,798
Centers, Inc.          JOURNEY TO DISCOVERY

KinderCare Learning    KINDEROO (stylized)           1,270,349
Centers, Inc.

KinderCare Learning    KINDUSTRY                                   78/157,782
Centers, Inc.

KinderCare Learning    LET ME DO IT                  1,536,887
Centers, Inc.

KinderCare Learning    LET'S MOVE, LET'S PLAY        1,879,578
Centers, Inc.

KinderCare Learning    MY WINDOW ON THE WORLD        1,538,530
Centers, Inc.

KinderCare Learning    WELCOME TO LEARNING           2,134,246
Centers, Inc.

KinderCare Learning    YOUR CHILD'S FIRST CLASSROOM  2,320,557
Centers, Inc.

Mulberry Child Care    RAZZMATAZZ                    2,528,156
Centers, Inc.

Mulberry Child Care    MULBERRY CHILD CARE &         2,277,813
Centers, Inc.          PRESCHOOL

Mulberry Child Care    MULBERRY CHILD CARE CENTERS,  2,272,060
Centers, Inc.          INC. [INCLUDING DESIGN]

Mulberry Child Care    SPINDLE CITY PRE-SCHOOL       1,444,615
Centers, Inc.          [INCLUDING DESIGN]


Trademarks registered in the state of Pennsylvania
--------------------------------------------------

Registered                                           Registration
Owner/Grantor          Trademark                     No.
-------------------    ----------------------------  ------------

KC Distance Learning,  eSchool                       2877490
Inc.

KC Distance Learning,  High School @ Home            2868028
Inc.


Foreign Trademarks
------------------

Registered                                           Registration  Application
Owner/Grantor          Trademark                     No.           No.
-------------------    ----------------------------  ------------  -----------

KinderCare Learning    KINDERCARE                    668357        Australia
Centers, Inc.

KinderCare Learning    KINDERCARE [INCLUDING         668356        Australia
Centers, Inc.          DESIGN]

Registered                                           Registration  Application
Owner/Grantor          Trademark                     No.           No.
-------------------    ----------------------------  ------------  -----------

KinderCare Learning    KINDERCARE                    524435        Benelux
Centers, Inc.

KinderCare Learning    KINDERCARE [INCLUDING         0526257       Benelux
Centers, Inc.          DESIGN]

KinderCare Learning    KINDERCARE AT WORK            522873        Benelux
Centers, Inc.

KinderCare Learning    KINDER-CARE [INCLUDING        280617        Canada
Centers, Inc.          DESIGN]

KinderCare Learning    KINDERCARE                    881,081       Canada
Centers, Inc.

KinderCare Learning    KINDERCARE                    691,721       China P.R.
Centers, Inc.

KinderCare Learning    KINDERCARE                    771193        China P.R
Centers, Inc.

KinderCare Learning    KINDERCARE                    771192        China P.R.
Centers, Inc.

KinderCare Learning    KINDERCARE [INCLUDING         691,727       China P.R.
Centers, Inc.          DESIGN]

KinderCare Learning    KINDERCARE [INCLUDING         689835        China P.R.
Centers, Inc.          DESIGN]

KinderCare Learning    KINDERCARE [INCLUDING         158268        Columbia
Centers, Inc.          DESIGN]

KinderCare Learning    KINDERCARE                    195222        European
Centers, Inc.                                                      Community

KinderCare Learning    KINDERCARE [INCLUDING         195180        European
Centers, Inc.          DESIGN]                                     Community

KinderCare Learning    KINDER CARE                   1.627.583     France
Centers, Inc.

KinderCare Learning    KINDER CARE [INCLUDING        1.627.582     Great Britain
Centers, Inc.          DESIGN]

KinderCare Learning    CENTERLINE (CENTRELINE)       2018403       Great Britain
Centers, Inc.

KinderCare Learning    DESIGN                        1513670       Great Britain
Centers, Inc.

KinderCare Learning    DESIGN                        1513669       Great Britain
Centers, Inc.

KinderCare Learning    DESIGN                        1513668       Great Britain
Centers, Inc.

KinderCare Learning    DESIGN                        1513667       Great Britain
Centers, Inc.

KinderCare Learning    DESIGN                        1513666       Great Britain
Centers, Inc.

KinderCare Learning    INFANT CARE [INCLUDING        2018364       Great Britain
Centers, Inc.          DESIGN]

KinderCare Learning    KINDER CARE                   B1375702      Great Britain
Centers, Inc.

KinderCare Learning    KINDER CARE [INCLUDING        B1121672      Great Britain
Centers, Inc.          DESIGN]

KinderCare Learning    KINDER CARE [INCLUDING        B1443624      Great Britain
Centers, Inc.          DESIGN]

KinderCare Learning    KINDERCARE [INCLUDING         B1443576      Great Britain
Centers, Inc.          DESIGN]

KinderCare Learning    KINDERCARE                    B1328249      Great Britain
Centers, Inc.

Registered                                           Registration  Application
Owner/Grantor          Trademark                     No.           No.
-------------------    ----------------------------  ------------  -----------

KinderCare Learning    KINDERCARE                    B1443201      Great Britain
Centers, Inc.

KinderCare Learning    KINDERCARE (WORD MARK)        B1499973      Great Britain
Centers, Inc.

KinderCare Learning    KLUBMATES [INCLUDING          2018360       Great Britain
Centers, Inc.          DESIGN]

KinderCare Learning    LET ME DO IT                  2018370       Great Britain
Centers, Inc.

KinderCare Learning    LET ME DO IT [INCLUDING       2018372       Great Britain
Centers, Inc.          DESIGN]

KinderCare Learning    LET'S MOVE, LET'S PLAY        2018377       Great Britain
Centers, Inc.

KinderCare Learning    LOOK AT ME                    2018374       Great Britain
Centers, Inc.

KinderCare Learning    LOOK AT ME [INCLUDING         2018352       Great Britain
Centers, Inc.          DESIGN]

KinderCare Learning    ONCE UPON A TIME              2018397       Great Britain
Centers, Inc.

KinderCare Learning    ONCE UPON A TIME              2025143       Great Britain
Centers, Inc.          [INCLUDING DESIGN]

KinderCare Learning    THE WHOLE CHILD IS THE        2018402       Great Britain
Centers, Inc.          WHOLE IDEA

KinderCare Learning    KINDERCARE [INCLUDING         1,176,396     Germany
Centers, Inc.          DESIGN]

KinderCare Learning    KINDER CARE [INCLUDING        602.117       Italy
Centers, Inc.          DESIGN]

KinderCare Learning    KINDERCARE                    602.116       Italy
Centers, Inc.

KinderCare Learning    KINDERCARE                    3004748       Japan
Centers, Inc.

KinderCare Learning    KINDERCARE [INCLUDING         3092169       Japan
Centers, Inc.          DESIGN]

KinderCare Learning    KINDERCARE [INCLUDING         017767        South Korea
Centers, Inc.          DESIGN]

KinderCare Learning    KINDERCARE (KOREAN            39038         South Korea
Centers, Inc.          LANGUAGE) [INCLUDING
                       DESIGN]

KinderCare Learning    MISCELLANEOUS DESIGN          224967        New Zealand
Centers, Inc.

KinderCare Learning    MISCELLANEOUS DESIGN          224969        New Zealand
Centers, Inc.

KinderCare Learning    KINDERCARE                    B2804/94      Singapore
Centers, Inc.

KinderCare Learning    KINDERCARE [INCLUDING         B2803/94      Singapore
Centers, Inc.          DESIGN]

KinderCare Learning    KINDERCARE [INCLUDING         407903        Switzerland
Centers, Inc.          DESIGN]

KinderCare Learning    KINDERCARE [INCLUDING         408 558       Switzerland
Centers, Inc.          DESIGN]

KinderCare Learning    KINDERCARE                    67336         Taiwan
Centers, Inc.

Registered                                           Registration  Application
Owner/Grantor          Trademark                     No.           No.
-------------------    ----------------------------  ------------  -----------

KinderCare Learning    KINDERCARE [INCLUDING         67415         Taiwan
Centers, Inc.          DESIGN]

                                                                         ANNEX A
                                                       TO THE SECURITY AGREEMENT


                                         SUBSIDIARY grantorS


KinderCare Real Estate, LLC
KC Development, LLC
KC Distance Learning, Inc.
Mini-Skools, Inc.
Mulberry Child Care Centers, Inc.

                                                                         ANNEX B
                                                       TO THE SECURITY AGREEMENT

          SUPPLEMENT NO. [ ] dated as of [ ], to the Security Agreement dated as of July 1, 2003 (as the same may be amended, supplemented or otherwise modified from time to time, the "Security Agreement"), among KINDERCARE LEARNING CENTERS, INC., a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower listed on Annex A thereto (the Borrower and such Subsidiaries are referred to collectively as the "Grantors") and CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, the "Administrative Agent") for the lenders (the "Lenders") from time to time parties to the Credit Agreement dated as of July 1, 2003 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders, Citibank, N.A., as Letter of Credit Issuer, the Administrative Agent, Credit Suisse First Boston, acting through its Cayman Islands Branch, as Syndication Agent, and UBS AG, Cayman Islands Branch, as Documentation Agent.

          A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.

          B. The Grantors have entered into the Security Agreement in order to induce the Agents, the Lenders and the Letter of Credit Issuer to enter into the Credit Agreement and to induce the Lenders and the Letter of Credit Issuer to make their respective Extensions of Credit to the Borrower under the Credit Agreement and to induce one or more Lenders or affiliates of Lenders to enter into Hedge Agreements with the Borrower. Pursuant to Section 9.13 of the Credit Agreement, (a) any Domestic Subsidiary (other than any Unrestricted Subsidiary, Acquisition Subsidiary, Real Estate Financing Entity or, to the extent permitted pursuant to Sections 10.1(j) or 10.1(k) of the Credit Agreement, any Restricted Subsidiary or any acquired Person (as defined in Section 10.1(k) of the Credit Agreement)) formed or otherwise purchased or acquired after the date of the Security Agreement and (b) any Subsidiary that is not a Domestic Subsidiary on the date of the Security Agreement but subsequently becomes a Domestic Subsidiary (other than any Unrestricted Subsidiary, Acquisition Subsidiary or Real Estate Financing Entity) is required, in each case promptly after such formation, purchase, acquisition or transformation, (i) to execute a supplement to the Security Agreement, substantially in the form of Annex B thereto, in order to become a Subsidiary Grantor and (ii) to file, register or record (or deliver to the Administrative Agent for filing, registration or recording) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to (x) create the Liens intended to be created by the Security Agreement and (y) perfect such Liens to the extent required by, and with the priority required by, the Security Agreement. Section 26 of the Security Agreement provides that such Subsidiaries may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. Each undersigned (each, a "New Grantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders and the Letter of Credit Issuer to make additional Extensions of Credit and as consideration for Extensions of Credit previously made.

          Accordingly, the Administrative Agent and the New Grantors agree as follows:

          1. In accordance with Section 26 of the Security Agreement, each New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and each New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Obligations, hereby assigns and pledges to the Administrative Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in the Collateral of the New Grantor. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

          2. Each New Grantor represents and warrants to the Administrative Agent and the Secured Parties that (a) this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and subject to general principles of equity, (b) Schedule 1 hereto sets forth all of each New Grantor's Copyright Licenses, (c) Schedule 2 hereto sets forth, in proper form for filing with the United States Copyright Office, all of each New Grantor's Copyrights (and all applications therefor), (d) Schedule 3 hereto sets forth all of each New Grantor's Patent Licenses, (e) Schedule 4 hereto sets forth, in proper form for filing with the United States Patent and Trademark Office, all of each New Grantor's Patents (and all applications therefor), (f) Schedule 5 hereto sets forth all of each New Grantor's Trademark Licenses, (g) Schedule 6 hereto sets forth, in proper form for filing with the United States Patent and Trademark Office, all of each New Grantor's Trademarks (and all applications therefor),
(h) Schedule 7 hereto sets forth the location of any and all Collateral of such New Grantor and (i) set forth under its signature hereto is (A) the legal name of such New Grantor, (B) the jurisdiction of incorporation or organization of such New Grantor, (C) the location of the chief executive office and principal place of business of such New Grantor and any office in which it maintains books or records relating to Collateral owned by it, (D) the identity or type of organization or corporate structure of such New Grantor and (E) the Federal Taxpayer Identification Number and organizational identification number of such New Grantor. Each Grantor represents and warrants that each of Schedules 2, 4 and 6 contains all the requested information for Patents, Trademarks and Copyrights arising under the laws of the United States, any other country or any political subdivision thereof.

          3. This Supplement may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Supplement shall become effective as to each New Grantor when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such New Grantor and the Administrative Agent.

          4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

          5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          6. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          7. All notices, requests and demands pursuant hereto shall be made in accordance with Section 16 of the Security Agreement; provided that any such notice, request or demand to or upon any New Grantor shall be addressed to such New Grantor at the notice address set forth under its signature below.

          IN WITNESS WHEREOF, the New Grantor and the Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

                                     NAME OF NEW GRANTOR],

                                         by
                                            --------------------------------
                                            Name:
                                            Title:
                                            Address
                                        Legal Name:

                                        Jurisdiction of incorporation or
                                        organization:

                                        Location of the chief executive office
                                        and principal place of business of such
                                        New Grantor and any office in which it
                                        maintains books or records relating to
                                        Collateral owned by it:

                                        Identity or type of organization or
                                        corporate structure:

                                        Federal Taxpayer Identification Number:

                                        Organizational identification number:

                                     CITICORP NORTH AMERICA, INC., as
                                     Administrative Agent,

                                         by
                                            ------------------------------------
                                            Name:
                                            Title: